                           COLUMBIA GROWTH STOCK FUND
                              ("GROWTH STOCK FUND")
          SUPPLEMENT TO THE FUND'S STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 1, 2006

         Item 6(a) under the heading "OTHER INVESTMENT POLICIES" is revised in its entirety as follows:

         Growth Stock Fund ONLY may not invest more than 20% of its total assets (valued at time of purchase) in securities of foreign issuers (other than securities represented by American Depositary Receipts ("ADRs") or securities guaranteed by a U.S. person);



INT-39/106451-0206                                             February 17, 2006